Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 333-29289
                                                     1940 Act File No.  811-8255

                              THE WORLD FUNDS, INC.
                          Third Millennium Russia Fund
                         Supplement Dated March 14, 2005
                                to the Prospectus
                              Dated January 3, 2005

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

1. The following disclosure replaces in its entirety the section entitled "FEE AND EXPENSES" currently presented on page 3:

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets

Shareholder Transaction Fees (fees paid directly from your investment)

                                                   Class A
                                                   Shares
                                                   --------

Maximum Sales Charge (Load)Imposed on Purchases(1)  5.75%
Maximum Deferred Sales Charge(Load) Imposed on      2.00%
Certain Redemptions(2)
Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fees(3)                                  None
Exchange Fees(4)                                    None

Annual Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee                                      1.75%
Distribution and Service (12b-1) Fees               0.25%
Other Operating Expenses                            1.30%
                                                    -----
Total Fund Operating Expenses                       3.30%
Fee Waiver and/or Expense Reimbursements(5)         0.55%
                                                    -----
Net Expenses                                        2.75%
                                                    =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. Please see "Distribution Arrangements" presented on page 15 for more information. An investor who has paid a front-end sales charge will not be subject to a deferred sales charge.
(2) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase.
(3) The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(4) A shareholder may be charged a $10 fee for each telephone exchange. (5) In the interest of limiting expenses of the Fund, Third Millennium
      Investment Advisors, LLC, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 2.75% until August 31, 2005.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                 1 Year(1)3 Years(1) 5 Years(1)10 Years(1)

                   $837     $1,484     $2,153    $3,928

 (1) The above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Should the Service Providers continue the contractual operating expense limitation for the periods shown below, your costs would be:

                 1 Year(2)3 Years(2) 5 Years(2)10 Years(2)

                   $837     $1,379     $1,946    $3,478

2. The following disclosure is being added to section entitled "DISTRIBUTION ARRANGEMENTS" -- currently presented on page 15:

The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.






                       PLEASE RETAIN FOR FUTURE REFERENCE